Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2011	2010	2011	2011	2010

Interest & Loan Fees Income	$72,435	$82,189	$73,857	$146,292	$166,285
Tax equivalent adjustment	1,637	1,490	1,453	3,090	3,047

Interest & Fees Income (FTE)	74,072	83,679	75,310	149,382	169,332
Interest expense	13,814	22,025	14,494	28,308	45,642

Net Interest Income (FTE)	60,258	61,654	60,816	121,074	123,690

Provision for Loan Losses	4,800	6,400	4,436	9,236	13,268

Non-Interest Income:
Fees from trust & brokerage services	3,437	3,461	3,310	6,747	6,733
Fees from deposit services	10,341	10,117	9,631	19,972	19,341
Bankcard fees and merchant discounts	683	1,078	555	1,238	2,120
Other charges, commissions, and fees	381	490	454	835	848
Income from bank-owned life insurance	1,228	1,185	1,175	2,403	2,213
Mortgage banking income	131	129	234	365	241
Other non-interest revenue	599	1,424	851	1,450	2,339
Net other-than-temporary impairment losses	(4,096)	(1,096)	(2,110)	(6,206)	(2,582)
Net gains on sales/calls of investment securities	630	796	551	1,181	1,904

Total Non-Interest Income	13,334	17,584	14,651	27,985	33,157

Non-Interest Expense:
Employee compensation	15,015	14,848	14,870	29,885	29,749
Employee benefits	4,131	4,332	4,378	8,509	8,826
Net occupancy	4,140	4,274	4,387	8,527	8,945
Other expenses	14,477	16,138	15,347	29,824	31,278
Amortization of intangibles	354	491	383	737	1,025
OREO expense	1,233	2,648	1,767	3,000	4,268
FDIC expense	2,327	2,457	2,337	4,664	4,848

Total Non-Interest Expense	41,677	45,188	43,469	85,146	88,939

Income Before Income Taxes (FTE)	27,115	27,650	27,562	54,677	54,640

Tax equivalent adjustment	1,637	1,490	1,453	3,090	3,047

Income Before Income Taxes	25,478	26,160	26,109	51,587	51,593

Taxes	8,026	8,241	8,224	16,250	16,252

Net Income	$17,452	$17,919	$17,885	$35,337	$35,341

MEMO: Effective Tax Rate	31.50%	31.50%	31.50%	31.50%	31.50%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	June 30 2011 Q-T-D Average	June 30 2010 Q-T-D Average	June 30 2011	December 31 2010	June 30 2010
Cash & Cash Equivalents	$501,535	$456,010	$508,069	$461,389	$450,309

Securities Available for Sale	653,490	766,278	608,334	653,276	769,594
Held to Maturity Securities	64,142	70,691	63,699	67,036	68,704
Other Investment Securities	70,874	79,815	69,812	74,403	79,793

Total Securities	788,506	916,784	741,845	794,715	918,091

Total Cash and Securities	1,290,041	1,372,794	1,249,914	1,256,104	1,368,400

Loans held for sale	1,464	1,827	1,057	6,869	879

Commercial Loans	3,533,509	3,668,802	3,570,556	3,533,559	3,638,669
Mortgage Loans	1,416,138	1,552,455	1,410,321	1,459,286	1,538,432
Consumer Loans	269,733	300,091	274,911	270,506	289,857

Gross Loans	5,219,380	5,521,348	5,255,788	5,263,351	5,466,958

Unearned income	(3,341)	(3,661)	(3,692)	(3,025)	(3,411)

Loans, net of unearned income	5,216,039	5,517,687	5,252,096	5,260,326	5,463,547

Allowance for Loan Losses	(72,909)	(68,273)	(73,132)	(73,033)	(69,153)

Goodwill	311,641	312,051	311,641	311,765	311,878
Other Intangibles	2,391	4,054	2,202	2,940	3,799

Total Intangibles	314,032	316,105	313,843	314,705	315,677

Other Real Estate Owned	43,271	40,611	45,671	44,770	36,019
Other Assets	334,537	338,630	344,534	345,978	347,991

Total Assets	$7,126,475	$7,519,381	$7,133,983	$7,155,719	$7,463,360

MEMO: Earning Assets	$6,308,764	$6,695,924	$6,307,773	$6,334,914	$6,635,280

Interest-bearing Deposits	$4,308,770	$4,614,184	$4,292,987	$4,510,279	$4,479,030
Noninterest-bearing Deposits	1,375,842	1,081,171	1,435,549	1,203,255	1,135,114

Total Deposits	5,684,612	5,695,355	5,728,536	5,713,534	5,614,144

Short-term Borrowings	247,706	291,646	201,438	193,214	306,427
Long-term Borrowings	336,139	696,652	336,063	386,458	696,551

Total Borrowings	583,845	988,298	537,501	579,672	1,002,978

Other Liabilities	49,367	56,842	63,705	69,501	68,663

Total Liabilities	6,317,824	6,740,495	6,329,742	6,362,707	6,685,785

Preferred Equity	—	—	—	—	—
Common Equity	808,651	778,886	804,241	793,012	777,575

Total Shareholders’ Equity	808,651	778,886	804,241	793,012	777,575

Total Liabilities & Equity	$7,126,475	$7,519,381	$7,133,983	$7,155,719	$7,463,360

MEMO: Interest-bearing Liabilities	$4,892,615	$5,602,482	$4,830,488	$5,089,951	$5,482,008

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
	June	June	March	June	June
Quarterly/Year-to-Date Share Data:	2011	2010	2011	2011	2010

Earnings Per Share:
Basic	$0.40	$0.41	$0.41	$0.81	$0.81
Diluted	$0.40	$0.41	$0.41	$0.81	$0.81

Common Dividend Declared Per Share:	$0.30	$0.30	$0.30	$0.60	$0.60

High Common Stock Price	$27.46	$31.99	$30.84	$30.84	$31.99
Low Common Stock Price	$22.36	$23.82	$25.66	$22.36	$20.15

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,645,541	43,539,531	43,629,364	43,637,497	43,497,809
Diluted	43,676,407	43,640,805	43,700,436	43,686,203	43,587,686

Memorandum Items:

Tax Applicable to Security Sales/Calls	$220	$279	$193	$413	$666

Common Dividends	$13,099	$13,078	$13,095	$26,194	$26,129

			June 2011	June 2010	March 2011

EOP Share Data:

Book Value Per Share			$18.43	$17.84	$18.32
Tangible Book Value Per Share			$11.24	$10.60	$11.12

52-week High Common Stock Price			$30.84	$31.99	$31.99
Date			01/19/11	04/23/10	04/23/10
52-week Low Common Stock Price			$22.09	$16.39	$22.09
Date			08/24/10	11/20/09	08/24/10

EOP Shares Outstanding (Net of Treasury Stock):			43,645,485	43,581,834	43,645,650

Memorandum Items:

EOP Employees (full-time equivalent)			1,438	1,470	1,426

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Three Months Ended	Six Months Ended
June 2011	June 2010	March 2011	June 2011	June 2010

Selected Yields and Net Interest Margin:

Loans	5.18%	5.33%	5.24%	5.21%	5.33%
Investment Securities	3.73%	4.75%	4.19%	3.96%	4.86%
Money Market Investments/FFS	0.30%	0.33%	0.37%	0.34%	0.35%
Average Earning Assets Yield	4.71%	5.01%	4.86%	4.78%	5.03%
Interest-bearing Deposits	0.91%	1.26%	0.99%	0.95%	1.30%
Short-term Borrowings	0.04%	0.06%	0.04%	0.04%	0.06%
Long-term Borrowings	4.83%	4.32%	4.75%	4.79%	4.32%
Average Liability Costs	1.13%	1.58%	1.20%	1.17%	1.62%
Net Interest Spread	3.58%	3.43%	3.66%	3.61%	3.41%
Net Interest Margin	3.83%	3.69%	3.92%	3.88%	3.67%

Selected Financial Ratios:

Return on Average Common Equity	8.66%	9.23%	9.04%	8.85%	9.20%
Return on Average Assets	0.98%	0.96%	1.02%	1.00%	0.94%
Efficiency Ratio	52.03%	52.87%	53.64%	52.83%	53.10%

June 2011	June 2010	March 2011
Loan / Deposit Ratio	91.68%	97.32%	91.44%
Allowance for Loan Losses/ Loans, net of unearned income	1.39%	1.27%	1.40%
Allowance for Credit Losses (1)/ Loans, net of unearned income	1.43%	1.31%	1.44%
Nonaccrual Loans / Loans, net of unearned income	0.98%	1.19%	1.20%
90-Day Past Due Loans/ Loans, net of unearned income	0.17%	0.17%	0.13%
Non-performing Loans/ Loans, net of unearned income	1.22%	1.35%	1.40%
Non-performing Assets/ Total Assets	1.54%	1.47%	1.63%
Primary Capital Ratio	12.20%	11.27%	12.04%
Shareholders’ Equity Ratio	11.27%	10.42%	11.12%
Price / Book Ratio	1.33	x	1.34	x	1.45	x
Price / Earnings Ratio	15.32	x	14.53	x	16.20	x

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Asset Quality Data:	June 2011	June 2010	December 2010	March 2011

EOP Non-Accrual Loans	$51,237	$64,831	$59,996	$62,703
EOP 90-Day Past Due Loans	8,865	9,055	6,798	6,539
EOP Restructured Loans (2)	3,886	—	437	3,716

Total EOP Non-performing Loans	$63,988	$73,886	$67,231	$72,958

EOP Other Real Estate Owned	45,671	36,019	44,770	44,362

Total EOP Non-performing Assets	$109,659	$109,905	$112,001	$117,320

	Three Months Ended			Six Months Ended
Allowance for Credit Losses: (1)	June 2011	June 2010	March 2011	June 2011	June 2010

Beginning Balance	$75,135	$70,366	$75,039	$75,039	$70,010
Provision for Credit Losses (3)	4,689	6,400	4,590	9,279	13,268

	79,824	76,766	79,629	84,318	83,278
Gross Charge-offs	(5,599)	(5,985)	(4,741)	(10,340)	(12,920)
Recoveries	956	580	247	1,203	1,003

Net Charge-offs	(4,643)	(5,405)	(4,494)	(9,137)	(11,917)

Ending Balance	$75,181	$71,361	$75,135	$75,181	$71,361

Note:	(1)	Includes allowances for loan losses and lending-related commitments.
	(2)	Restructured loans with an aggregate balance of $3,886 and $1,067 at June 30, 2011 and March 31, 2011, respectively, were on nonaccrual status, but are not included in the “EOP Non-Accrual Loans.” A restructured loan with a balance of $437 thousand at December 31, 2010 was past due 90 days or more, but was not included in the “EOP 90-Day Past due Loans” category.
	(3)	Includes the Provision for Loan Losses and a provision for lending-related commitments included in Other Expenses.